UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2012

GRYPHON GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-127635	92-0185596
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

611 N. Nevada Street
Carson City, Nevada 89703
(Address of principal executive offices)  (Zip Code)

 (604) 261-2229
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02  Results of Operations and Financial Condition

On June 28, 2012, Gryphon Gold Corporation (the “Registrant”) issued a press release announcing the Registrant’s financial results for its fiscal year ended March 31, 2012.   A copy of the press release is attached to this report as Exhibit 99.1.

Item 7.01  Regulation FD

On June 28, 2012, the Registrant issued a press release announcing the Registrant’s financial results for its fiscal year ended March 31, 2012.   A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits.

The following Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	Press Release dated June 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON GOLD CORPORATION. (Registrant)

Dated: June 28, 2012	By: /s/ James O’Neil James O’Neil Chief Executive Officer

Exhibit	Description
99.1	Press Release dated June 28, 2012